                           5,000,000 Shares of Common Stock

                              RAC FINANCIAL GROUP, INC.

                                UNDERWRITING AGREEMENT


                                                                January 23, 1997

BEAR, STEARNS & CO. INC.
KEEFE, BRUYETTE & WOODS, INC.
MONTGOMERY SECURITIES
PRUDENTIAL SECURITIES INCORPORATED
  as Representatives of the
  several Underwriters named in
Schedule I attached hereto
245 Park Avenue
New York, NY  10167

Dear Sirs:

    RAC Financial Group, Inc., a Nevada corporation (the "Company"), and the persons and entities listed on Schedule II hereto (the "Selling Securityholders") propose, subject to the terms and conditions stated herein, to sell to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 5,000,000 shares (the "Firm Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), of which 4,200,000 shares are to be issued and sold by the Company, and an aggregate of 800,000 shares are to be sold by the Selling Securityholders in the amounts set forth on Schedule II hereto. Certain of the Selling Securityholders propose to sell, at the option of the Underwriters and subject to the terms and conditions stated herein, up to an additional
750,000 shares (the "Additional Shares") of Common Stock for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares.
The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares". The Shares are more fully described in the Registration Statement referred to below.

    1A. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Underwriters that:

         (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and has filed an amendment or amendments thereto, on Form S-1 (No. 333-18497), for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). Such registration statement, including the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, as amended at the time of effectiveness of the registration statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations of the Commission under the Act (the "Regulations"), is herein called the "Registration Statement," and the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, is herein called the "Prospectus." The term "preliminary prospectus" as used herein means a preliminary prospectus as described in Rule 430 or Rule 430A of the Regulations.

         (b) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act and the Regulations and does not or will not contain an untrue statement of a material fact and does not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by

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or on behalf of any Underwriter through you as herein stated expressly for use in connection with the preparation thereof.

         (c) Ernst & Young LLP ("E&Y"), who have certified the consolidated balance sheets of the Company as of September 30, 1995 and 1996, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended September 30, 1996, included in the Registration Statement, are independent public accountants as required by the Act and the Regulations.

         (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change, nor any development involving a prospective material adverse change, in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus.

         (e) This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except, in the case of enforceability, as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws. This Agreement conforms in all material respects to the description hereof contained in the Registration Statement and the Prospectus. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, including (without limitation) (i) the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder and (ii) the filing of the Registration Statement.

         (f) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any, agreement, instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound, or
(ii) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company or any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets (collectively, "Licenses") is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except the registration under the Act of the Shares and such Licenses as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters or by the National Association of Securities Dealers, Inc. (the "NASD").

         (g) All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and were not issued and are not now in violation of or subject to any preemptive rights. The Shares, when issued, delivered and sold in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, and will not have been issued in violation of or be subject to any preemptive rights. The Company had, at September 30, 1996, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The capital stock of the Company, including the Firm Shares and the Additional Shares, conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.


         (h) Each of the Company and its subsidiaries (i) has been duly organized and is validly existing as a corporation is good standing under the laws of its jurisdiction of incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing that will not have a Material Adverse Effect, and (iii) has all requisite power and authority, and all necessary Licenses, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, except in such case where the failure to have such Licenses will not have a Material Adverse Effect, and no such License contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus. Neither the Company nor any of its subsidiaries has received any written notice of proceedings relating to the revocation or modification of any such License which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have resulted in a Material Adverse Effect, except as described in or contemplated by the Prospectus.

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         (i)  The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned of record and beneficially, directly or indirectly, by the Company free and clear of any security interest
(other than (i) the security interest in such capital stock held by BOCP II, Limited Liability Company ("BOCP II"), Banc One Capital Partners V, Ltd. ("BOCP V") and Farm Bureau Life Insurance Company ("FBLIC") pursuant to the Security Agreement-Pledge of Common Stock dated as of March 31, 1995), lien, claim, encumbrance, restriction on transfer, shareholders' agreement, voting trust or other preferential arrangement or defect of title whatsoever.

         (j) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject or which is pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries that (i) would have a Material Adverse Effect or would result in any development involving a Material Adverse Effect or (ii) is required to be disclosed in the Registration Statement and the Prospectus.

         (k) Neither the Company nor any of its subsidiaries, nor any of their respective officers or directors has taken and none of them will take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

         (l) The financial statements, including the notes thereto, included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates indicated and the results of operations for the periods specified, all in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the entire periods presented, except as otherwise disclosed therein. No financial statement schedules of the Company, FirstPlus Financial, Inc., a Texas corporation ("FPF"), First Security Mortgage Corp., a South Carolina corporation ("East"), FirstPlus Financial West, Inc., a Delaware corporation ("West"), or National Loans, Inc., a Mississippi corporation ("National"), are required to be filed with the Registration Statement pursuant to Regulation S-X promulgated by the Commission. The selected financial data for the Company set forth under the captions "Prospectus Summary--Summary Financial Information" and "Selected Financial Data" in the Prospectus has been prepared on a basis consistent with the financial statements of the Company. No other financial statements of the Company, FPF, East, West, National or any other entity are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus.

         (m) Except as described in the Prospectus, no holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby. Except as described in the Prospectus, no holder of securities of the

Company has any rights to the registration, whether now or in the future, of securities of the Company.

         (n) The Company is not, and upon consummation of the transactions contemplated hereby will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended.

         (o) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company's knowledge, is threatened or imminent that would have a Material Adverse Effect, except as described in or contemplated by the Prospectus.

         (p) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information, including, but not limited to, "FIRSTPLUS FINANCIAL," "Buster Plus," "Debt Buster," and "You don't need equity, you just need a phone," currently employed by them in connection with their respective businesses, and neither the Company nor any such subsidiary has received any written notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as described in or contemplated by the Prospectus.

         (q) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in or contemplated by the Prospectus.

         (r) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus.

         (s) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus.

         (t) Neither the Company nor any of its subsidiaries is in violation of any federal or state law or regulation relating to their respective lending activities, including, without limitation, rules and regulations of the Federal Housing Authority and applicable banking laws, rules and regulations, except for any such violation of law or regulation which would not have a Material Adverse Effect or which is described in or contemplated by the Prospectus.

         (u) Except for the shares of capital stock of each of the subsidiaries owned by the Company and its other subsidiaries, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus.

         (v) No event has occurred that will (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any agreement, instrument, franchise, License or permit to which the Company or any of its subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound, except for such conflicts, breaches or defaults which would not have a Material Adverse Effect, or (ii) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company or any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets.

         (w) Each certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company, and not by such officer in an individual capacity, to each Underwriter as to the matters covered thereby.

    1B. REPRESENTATIONS AND WARRANTIES OF THE SELLING SECURITYHOLDERS. Each Selling Securityholder, severally and not jointly, represents and warrants to, and agrees with, the Underwriters that:

         (a) Such Selling Securityholder has full power and authority to enter into this Agreement and the Power of Attorney and Custody Agreement (as hereinafter defined). All authorizations and consents necessary for the execution and delivery by such Selling Securityholder of this Agreement and the Power of Attorney and Custody Agreement and the performance of the transactions contemplated hereby and thereby have been obtained. Each of this Agreement and the Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Securityholder and constitutes a valid and binding agreement of such Selling Securityholder and is enforceable against such Selling Securityholder in accordance with its terms, except, in the case of enforceability, as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

         (b) Such Selling Securityholder now has, and at the time of delivery thereof hereunder will have, (i) good and marketable title to the Shares to be sold by such Selling Securityholder hereunder, free and clear of all security interests, pledges, liens, encumbrances, equities, charges and claims whatsoever, and (ii) full legal right and power, and all authorizations and approvals required by law, except as required under the Act and the state Blue Sky laws or by the NASD, to sell, transfer and deliver the Shares to be sold by such Selling Securityholder to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Securityholder herein. Upon the delivery of and payment for the Shares to be sold by such Selling Securityholder hereunder, such Selling Securityholder will deliver good and marketable title thereto, free and clear of all security interests, pledges, liens, encumbrances, equities, charges and claims whatsoever.

         (c) On the Closing Date and the Additional Closing Date, if any, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Securityholder to the several Underwriters hereunder will have been fully paid or provided for by the Company and all laws imposing such taxes will have been complied with in all material respects.

         (d) The execution, delivery and performance of this Agreement or the Power of Attorney and Custody Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Securityholder pursuant to, any agreement, instrument, franchise, license or permit to which such Selling Securityholder is a party or by which such Selling Securityholder's properties or assets may be bound, (ii) with respect to each Selling Securityholder which is a corporation, violate or conflict with any provision of the certificate or articles of incorporation or bylaws of such Selling Securityholder, (iii) with respect to each Selling Securityholder which is a trust, violate or conflict with any provision of the declaration of trust of such Selling Securityholder, (iv) with respect to each Selling Securityholder which is a limited liability company, violate or conflict with any provisions of the articles of organization or operating agreement or regulations of such Selling Securityholder, or (v) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Securityholder or any of its properties or assets. No License is required for the execution, delivery and performance of this Agreement or the Power of Attorney and Custody Agreement or the consummation of the transactions contemplated hereby or thereby, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by such Selling Securityholder hereunder, except the registration under the Act of the Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

         (e) The sale of the Shares proposed to be sold by such Selling Securityholder is not prompted by such Selling Securityholder's knowledge of any material non-public information concerning the Company or any of its subsidiaries.

         (f) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if any, all information required by Item 507 of Regulation S-K under the Act with respect to such Selling Securityholder contained in the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with Item 507 of Regulation S-K; the Registration Statement and the Prospectus and any amendments thereof and supplements thereto contains and will contain all statements with respect to such Selling Securityholder required to be stated therein in accordance with Item 507 of Regulation S-K and does not or will not contain an untrue statement of a material fact regarding such Selling Securityholder and does not or will not omit to state any material fact regarding such Selling Securityholder required to be stated therein by Item 507 of Regulation S-K or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, all information required by Item 507 of Regulation S-K with respect to such Selling Securityholder contained in such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with Item 507 of Regulation S-K and such preliminary prospectus and any amendments thereof and supplements thereto did not contain an untrue statement of a material fact regarding such Selling Securityholder and did not omit to state any material fact regarding such Selling Securityholder required to be stated therein by Item 507 of Regulation S-K or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading.

         (g) Other than as permitted by the Act and the Regulations, such Selling Securityholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. Such Selling Securityholder has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

         (h) Such Selling Securityholder has duly executed and delivered in the form heretofore furnished to the Representatives, a power of attorney and custody agreement ("Power of Attorney and Custody Agreement") with Daniel T. Phillips and Eric C. Green as the attorney(s)-in-fact (each, an "Attorney-in-Fact") and Key Corp Shareholder Services, Inc. as the custodian (the "Custodian"); the Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificates referred to in Section 6(f), to authorize the delivery of the Shares to be sold hereunder by such Selling Securityholder, to duly endorse (in blank or otherwise) the certificate or certificates representing such Shares, to accept payment therefor, and otherwise to act on behalf of such Selling Securityholder in connection with this Agreement.

         (i) Certificates in negotiable form, or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, for all Shares to be sold by such Selling Securityholder hereunder have been placed in custody with the Custodian by or for the benefit of such Selling Securityholder for the purpose of effecting delivery by such Selling Securityholder hereunder.

         (j) Each certificate signed by such Selling Securityholder and delivered to the Representative or counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Securityholder to each Underwriter as to the matters covered thereby.

    2.   PURCHASE, SALE AND DELIVERY OF THE SHARES.

         (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby agrees to issue and sell 4,200,000 of the Firm Shares, and the Selling Securityholders, severally and not jointly, agree to sell 800,000 of the Firm Shares to the several Underwriters and the Underwriters, severally and not jointly, agree to purchase from the Company and the Selling Securityholders, at a purchase price per share of $_____, the number of Firm Shares set forth opposite the respective names of the Underwriters in Schedule I hereto plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

         (b) Payment of the purchase price for, and delivery of certificates for, the Shares shall be made at the offices of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, or at such other place as shall be agreed upon by you and the Company, at 10:00 a.m. on the third business day (unless postponed in accordance with the provisions of Section 9 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Regulations, the third business day after the determination of the initial public offering price of the Shares or the fourth business day after the determination of the initial pubic offering price of the

Shares if such determination is made after 4:30 p.m. E.S.T.), or such other time not later than ten business days after such date as shall be agreed upon by you, the Selling Securityholders and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the order of the Company, on behalf of itself and each of the Selling Securityholders by wire transfer of New York Clearing House (next day) funds payable to the order of the Company against delivery to you for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them. Certificates for the Firm Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Closing Date. The Company and the Selling Securityholders will permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

         (c) In addition, certain of the Selling Securityholders (as listed on Schedule II hereto) hereby agrees to sell to the several Underwriters an aggregate of 750,000 Additional Shares at the same purchase price per share to be paid by the several Underwriters to the Company for the Firm Shares as set forth in this Section 2, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time, in whole or in part, on or before the thirtieth day following the date of the Prospectus, by written notice by you to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by you, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); PROVIDED, HOWEVER, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Additional Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

         The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to 6,000,000, subject, however, to such adjustments to eliminate any fractional shares as you in your sole discretion shall make.

         Payment for the Additional Shares shall be made by wire transfer of New York Clearing House (next day) funds, payable to the order of the Company, on behalf of the Selling Securityholders, at the offices of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to you for the respective accounts of the several Underwriters.

    3.   OFFERING; REPRESENTATIONS AND WARRANTIES OF THE REPRESENTATIVES.

         (a) Upon your authorization of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale to the public upon the terms set forth in the Prospectus.

         (b) You represent that you are authorized to execute and deliver this Agreement on behalf of the several Underwriters named in Schedule I hereto and to exercise all authority and discretion vested in the Underwriters or you by the provisions of this Agreement.

    4. COVENANTS OF THE COMPANY AND THE SELLING SECURITYHOLDERS. The Company (as to all Sections other than (m), (n) and (o)) and each Selling Securityholder (as to Sections 4(l), (m), (n) and (o)) covenants and agrees, severally and not jointly, with the Underwriters that:

         (a) If the Registration Statement has not yet been declared effective, the Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to you of such timely filing.

              The Company will notify you immediately (and, if requested by you in writing, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (v) of the receipt of any comments from the Commission, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the

Registration Statement to which you shall reasonably object in writing after being timely furnished in advance a copy thereof.

         (b) If at any time when a prospectus relating to the Shares is required to be delivered under the Act any event shall have occurred as a result of which the Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the prospectus or Registration Statement to comply with the Act or the Regulations, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

         (c) The Company will promptly deliver to you five signed copies of the Registration Statement, including exhibits and all amendments thereto, and the Company will promptly deliver to each of the Underwriters such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, as you may reasonably request. The Company will retain a manually signed copy of the Registration Statement and all amendments thereto for a period of five years from the date of filing thereof.

         (d) The Company will endeavor in good faith, in cooperation with you, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof, except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

         (e) The Company will make generally available (within the meaning of Section 11(a) of the Act) to its security holders and to you as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earning statement (in form complying with the provisions of Rule 158 of the Regulations) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

         (f) During the period of 90 days from the date of the Prospectus, the Company will not, without your prior written consent, issue, sell, offer or agree to sell, grant any option to purchase or otherwise dispose of, directly or indirectly, any capital stock of the Company or any securities convertible into or exercisable or exchangeable for capital stock of the Company or any rights to acquire capital stock of the Company, except for (i) the Shares to be issued and sold by the Company pursuant hereto, (ii) the issuance of shares of Common Stock upon exercise of presently outstanding stock options or the grant of options pursuant to the Company's stock option plans, (iii) the issuance of shares of Common Stock in exchange for presently outstanding shares of non-voting common stock of the Company, and (iv) the issuance of up to 2,500,000 shares of Common Stock in connection with investments in, acquisitions of, or mergers combinations with other companies. The Company will cause each of its executive officers and directors and such of its shareholders as have been heretofore designated by you and listed on Schedule III hereto to agree with you that, during the period of 90 days from the date of the Prospectus, they will not engage in any of the aforementioned transactions on their own behalf, other than the sale of Shares hereunder and exercises of presently outstanding stock options. For a period of 90 days from the date of the Prospectus (until August 14, 1997 in the case of 2.4 million shares currently held by Farm Bureau Life Insurance Company and Farm Bureau Mutual Insurance Company), the Company will cause a stop transfer order to be placed with KeyCorp Shareholder Services, Inc., its transfer agent, and with any successor transfer agent, with respect to all of the shares of Common Stock and the Company's Non-Voting Common Stock subject to the agreements referred to in the prior sentence.

         (g) During a period of three years from the effective date of the Registration Statement, the Company will furnish to you copies of (i) all reports to its shareholders, and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange.

         (h) The Company will apply the proceeds from the sale of the Shares as set forth under "Use of Proceeds" in the Prospectus.

         (i) The Company will use its best efforts to cause the Shares to be listed for quotation in the Nasdaq National Market.

         (j) The Company will file with the Commission such reports on Form SR as may be required pursuant to Rule 463 of the Regulations.

         (k) The Company, during the period when the Prospectus is required to be delivered under the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

         (l) Neither the Company nor any Selling Securityholder will at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

         (m) Such Selling Securityholder will not, without your prior written consent, make any bid for or purchase of any shares of Common Stock during the 90-day period following the date hereof.

         (n) As soon as such Selling Securityholder is advised thereof, such Selling Securityholder will advise you and confirm such advice in writing, (i) of receipt by such Selling Securityholder, or by any representative of such Selling Securityholder, of any communication from the Commission relating to the Registration Statement, the Prospectus or any preliminary prospectus, or any notice or order of the Commission relating to the Company or such Selling Securityholder in connection with the transactions contemplated by this Agreement and (ii) of the happening of any event during the period from and after the Effective Date that in the judgment of such Selling Securityholder makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

         (o) Such Selling Securityholder will deliver to the Underwriters prior to or on the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

    5. PAYMENT OF EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Securityholders hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any preliminary prospectus, the Prospectus and any amendments or supplements thereto (including, without limitation, fees and expenses of the Company's accountants and the Company's and the Selling Securityholders' counsel), the underwriting documents (including this Agreement and the Agreement Among Underwriters) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated), (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a "Blue Sky Survey," and the fees and expenses of counsel for the Underwriters and such counsel's disbursements in relation thereof (provided, however, that such counsel's fees, exclusive of expenses and disbursements, shall not exceed $8,000), (iv) quotation of the Shares on the Nasdaq National Market; (v) filing fees of the Commission and the NASD; (vi) the cost of printing certificates representing the Shares; and (vii) the cost and charges of any transfer agent or registrar.

    6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the

Company and the Selling Securityholders herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6, "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Stroock & Stroock & Lavan ("Underwriters' Counsel") pursuant to this Section 6 of any misstatement or omission, to the performance by the Company and each of the Selling Securityholders of their respective obligations hereunder, and to the following additional conditions:

         (a) The Registration Statement shall have become effective and all necessary stock exchange approval by the Nasdaq National Market have been received not later than 5:30 p.m., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by you; if the Company shall have elected to rely upon Rule 430A of the Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof, and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

         (b)(1) At the Closing Date you shall have received the opinion of Jenkens & Gilchrist, a Professional Corporation, counsel for the Company and Rick Carlin (a Selling Securityholder listed on Schedule II hereto), as applicable, dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                   (i) Each of the Company and its subsidiaries: (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; (B) is duly qualified and in good standing as a foreign corporation in each jurisdiction where the Company has certified to such counsel that it owns, leases or licenses properties, maintains employees or conducts business, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole; and (C) has all requisite corporate power and authority to own, lease and license its respective properties and conduct its business as described in the Registration Statement and the Prospectus. All of the issued and outstanding capital stock of each subsidiary of the Company has been duly and validly issued and is fully paid and nonassessable and was not issued in violation of any statutory preemptive rights or, to such counsel's knowledge, contractual preemptive rights and is owned directly or indirectly by the Company, free and clear of any lien, encumbrance, security interest [other than the security interest in such capital stock held by BOCP II, BOCP V and FBLIC pursuant to the Security Agreement-Pledge of Common Stock dated as of March 31, 1995] or, to such counsel's knowledge, any claim, restriction on transfer, shareholders' agreement, voting trust or other defect of title whatsoever.

                   (ii) The authorized capital stock of the Company is as set forth in the Registration Statement and the Prospectus. All of the outstanding shares of Common

Stock are duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any statutory preemptive rights or, to such counsel's knowledge, contractual preemptive rights. The Shares to be delivered on the Closing Date have been duly and validly authorized and, when delivered by the Company and paid for by the several Underwriters in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will not have been issued in violation of or subject to any statutory preemptive rights or, to such counsel's knowledge, contractual preemptive rights. The Common Stock, the Firm Shares and the Additional Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus under the caption "Description of Capital Stock."


                   (iii) The Common Stock has been approved for listing, and the Shares to be sold under this Agreement to the Underwriters have been duly authorized for listing, subject to notice of issuance, on the Nasdaq National Market.

                   (iv) This Agreement has been duly and validly authorized, executed and delivered by the Company.

                   (v) To such counsel's knowledge, there is no legal or governmental suit or proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or threatened against the Company or any of its subsidiaries or their business or properties, which is of a character required to be disclosed in the Registration Statement and the Prospectus that has not been properly disclosed therein.

                   (vi) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material agreement, instrument, franchise, license or permit certified to such counsel by an officer of the Company to which the Company or any of its subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound; (B) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company or any of its subsidiaries, or any statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets or, to the knowledge of such counsel, any judgment, decree or order of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets; or (C) to such counsel's knowledge, require any consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, except (in the case of clause (C) above) for any such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required by the NASD or under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and such as have been made or obtained under the Act.

                   (vii) The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the exhibits and the financial statements and schedules and other financial or statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects within the requirements of the Act and the Regulations.

                   (viii) The Registration Statement has become effective under the Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) of the Regulations have been made within the time periods required thereby.


                   (ix) Each of this Agreement and the Power of Attorney and Custody Agreement has been duly executed and delivered by or on behalf of such Selling Securityholder, and the Power of Attorney and Custody Agreement constitutes a valid and binding agreement of such Selling Securityholder in accordance with its terms, except, in the case enforceability, as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws or except as provisions as to the irrevocability of the Power of Attorney and Custody Agreement may be limited by applicable laws upon the death or incapacity of a Selling Securityholder. To such counsel's knowledge, no event has occurred that would cause the revocation of the Power of Attorney and Custody Agreement.

                   (x) The execution, delivery and performance of this Agreement or the Power of Attorney and Custody Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Securityholder pursuant to, any material agreement, instrument, franchise, license or permit certified to such counsel by such Selling Securityholder or an officer or representative thereof to which such Selling Securityholder is a party or by which such Selling Securityholder's properties or assets may be bound, (ii) with respect to any Selling Securityholder which is a trust, violate or conflict with any provision of the declaration of trust of such Selling Securityholder, (iii) with respect to any Selling Securityholder which is a partnership, violate or conflict with any provision of the agreement of limited partnership of such Selling Securityholder, or (iv) violate or conflict with any judgment, decree, order, statute, rule or regulation certified to such counsel by such Selling Securityholder or an officer or representative thereof of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Securityholder or any of its properties or assets. To such counsel's knowledge, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Securityholder or any of its properties or assets is required for the execution, delivery and performance of this Agreement or the Power of Attorney and Custody Agreement or the consummation of the transactions contemplated hereby or thereby, including the sale and delivery of the Shares to be sold and delivered by such Selling Securityholder hereunder, except for such as may be required by the NASD or under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and such as have been made or obtained under the Act.

                   (xi) To such counsel's knowledge, immediately prior to the Closing Date, such Selling Securityholder has (i) good and valid record title to the Shares to be sold by such Selling Securityholder, free and clear of all security interests, pledges, liens, encumbrances, equities, charges and claims whatsoever, and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver the Shares to be sold by such Selling Securityholder to the Underwriters on the Closing Date, except for such as may be required by the NASD or under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters. Upon the delivery of and payment for the Shares to be sold by such Selling Securityholder, such Selling Securityholder will deliver good and marketable title thereto, free and clear of all security interests, pledges, liens, encumbrances, equities, charges and claims whatsoever to each of the Underwriters who have purchased such Shares in good faith and without notice of any such security interests, pledges, liens, encumbrances, equities, charges and claims.

                   (xii) To such counsel's knowledge, other than as disclosed in the Registration Statement and the Prospectus, no holders of securities of the Company have rights which have not been satisfied or waived to the registration of shares of capital stock or other securities of the Company because of the filing of the Registration Statement by the Company, or the offering contemplated thereby.

              In addition, such counsel shall state that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for and has not verified the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided by officers and other representatives of the Company), no facts have come to the attention of such counsel that lead such counsel to believe that either the Registration Statement at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b), if applicable), or any amendment thereof made prior to the Closing Date as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the exhibits and the financial statements and other financial and statistical data included therein).

              In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

         (b)(2) At the Closing Date you shall have received the opinion of Ducker, Seawell & Montgomery, P.C., counsel for Richard R. Holsclaw, Robert L. Knisely, Fairfax

Trust, Steven A. Rubin, Larson White Trust, Frank Capital Co., LLC and Garrett
O. White (each, a Selling Securityholder listed on Schedule II hereto), dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                   (i) Each of this Agreement and the Power of Attorney and Custody Agreement has been duly executed and delivered by or on behalf of such Selling Securityholder, and the Power of Attorney and Custody Agreement constitutes a valid and binding agreement of such Selling Securityholder in accordance with its terms, except, in the case enforceability, as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws or except as provisions as to the irrevocability of the Power of Attorney and Custody Agreement may be limited by applicable laws upon the death or incapacity of a Selling Securityholder. To such counsel's knowledge, no event has occurred that would cause the revocation of the Power of Attorney and Custody Agreement.

                   (ii) The execution, delivery and performance of this Agreement or the Power of Attorney and Custody Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Securityholder pursuant to, any material agreement, instrument, franchise, license or permit certified to such counsel by such Selling Securityholder or an officer or representative thereof to which such Selling Securityholder is a party or by which such Selling Securityholder's properties or assets may be bound, (ii) with respect to any Selling Securityholder which is a trust, violate or conflict with any provision of the declaration of trust of such Selling Securityholder, (iii) with respect to any Selling Securityholder which is a partnership, violate or conflict with any provision of the agreement of limited partnership of such Selling Securityholder, or (iv) violate or conflict with any judgment, decree, order, statute, rule or regulation certified to such counsel by such Selling Securityholder or an officer or representative thereof of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Securityholder or any of its properties or assets. To such counsel's knowledge, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Securityholder or any of its properties or assets is required for the execution, delivery and performance of this Agreement or the Power of Attorney and Custody Agreement or the consummation of the transactions contemplated hereby or thereby, including the sale and delivery of the Shares to be sold and delivered by such Selling Securityholder hereunder, except for such as may be required by the NASD or under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and such as have been made or obtained under the Act.

                   (iii) To such counsel's knowledge, immediately prior to the Closing Date, such Selling Securityholder has (i) good and valid record title to the Shares to be sold by such Selling Securityholder, free and clear of all security interests, pledges, liens, encumbrances, equities, charges and claims whatsoever, and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver the Shares to be sold by such Selling Securityholder to the Underwriters on the Closing Date. Upon the delivery of and payment for the Shares to be sold by such Selling Securityholder, such Selling Securityholder will deliver good and marketable title thereto, free and clear of all security interests, pledges, liens, encumbrances, equities, charges and claims whatsoever to each of the Underwriters who have purchased such Shares in good faith and without notice of any such security interests, pledges, liens, encumbrances, equities, charges and claims.

              In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

         (b)(3) At the Closing Date you shall have received the opinion of __________, counsel for BOCP II, Limited Liability Company, Banc One Capital Holdings Corporation and Banc One Capital Partners V, Ltd. (each, a Selling Securityholder listed on Schedule II hereto), dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                   (i) Each of this Agreement and the Power of Attorney and Custody Agreement has been duly executed and delivered by or on behalf of such Selling Securityholder, and the Power of Attorney and Custody Agreement constitutes a valid and binding agreement of such Selling Securityholder in accordance with its terms, except, in the case enforceability, as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws or except as provisions as to the irrevocability of the Power of Attorney and Custody Agreement may be limited by applicable laws upon the death or incapacity of a Selling Securityholder. To such counsel's knowledge, no event has occurred that would cause the revocation of the Power of Attorney and Custody Agreement.

                   (ii) The execution, delivery and performance of this Agreement or the Power of Attorney and Custody Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Securityholder pursuant to, any material agreement, instrument, franchise, license or permit certified to such counsel by such Selling Securityholder or an officer or representative thereof to which such Selling Securityholder is a party or by which such Selling Securityholder's properties or assets may be bound, (ii) with respect to any Selling Securityholder which is a trust, violate or conflict with any provision of the declaration of trust of such Selling Securityholder, (iii) with respect to any Selling Securityholder which is a partnership, violate or conflict with any provision of the agreement of limited partnership of such Selling Securityholder, or (iv) violate or conflict with any judgment, decree, order, statute, rule or regulation certified to such counsel by such Selling Securityholder or an officer or representative thereof of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Securityholder or any of its properties or assets. To such counsel's knowledge, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Securityholder or any of its properties or assets is required for the execution, delivery and performance of this Agreement or the Power of Attorney and Custody Agreement or the consummation of the transactions contemplated hereby or thereby, including the sale and delivery of the Shares to be sold and delivered by such Selling Securityholder hereunder, except for such as may be required by the NASD or under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and such as have been made or obtained under the Act.

                   (iii) To such counsel's knowledge, immediately prior to the Closing Date, such Selling Securityholder has (i) good and valid record title to the Shares to be sold by such Selling Securityholder, free and clear of all security interests, pledges, liens, encumbrances, equities, charges and claims whatsoever, and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver the Shares to be sold by such Selling Securityholder to the Underwriters on the Closing Date. Upon the delivery of and payment for the Shares to be sold by such Selling Securityholder, such Selling Securityholder will deliver good and marketable title thereto, free and clear of all security interests, pledges, liens, encumbrances, equities, charges and claims whatsoever to each of the Underwriters who have purchased such Shares in good faith and without notice of any such security interests, pledges, liens, encumbrances, equities, charges and claims.

              In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

         (b)(4) At the Closing Date you shall have received the opinion of Lorna Gleason, general counsel for Residential Funding Corporation (a Selling Securityholder listed on Schedule II hereto), dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                   (i) Each of this Agreement and the Power of Attorney and Custody Agreement has been duly executed and delivered by or on behalf of such Selling Securityholder, and the Power of Attorney and Custody Agreement constitutes a valid and binding agreement of such Selling Securityholder in accordance with its terms, except, in the case enforceability, as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws or except as provisions as to the irrevocability of the Power of Attorney and Custody Agreement may be limited by applicable laws upon the death or incapacity of a Selling Securityholder. To such counsel's knowledge, no event has occurred that would cause the revocation of the Power of Attorney and Custody Agreement.


                   (ii) The execution, delivery and performance of this Agreement or the Power of Attorney and Custody Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Securityholder pursuant to, any material agreement, instrument, franchise, license or permit certified to such counsel by such Selling Securityholder or an officer or representative thereof to which such Selling Securityholder is a party or by which such Selling Securityholder's properties or assets may be bound, (ii) with respect to any Selling Securityholder which is a trust, violate or conflict with any provision of the declaration of trust of such Selling Securityholder, (iii) with respect to any Selling Securityholder which is a partnership, violate or conflict with any provision of the agreement of limited partnership of such Selling Securityholder, or (iv) violate or conflict with any judgment, decree, order, statute, rule or regulation certified to such counsel by such Selling Securityholder or an officer or representative thereof of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Securityholder or any of its properties or assets. To such counsel's knowledge, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Securityholder or any of its properties or assets is required for the execution, delivery and performance of this Agreement or the Power of Attorney and Custody Agreement or the consummation of the transactions contemplated hereby or thereby, including the sale and delivery of the Shares to be sold and delivered by such Selling Securityholder hereunder, except for such as may be required by the NASD or under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and such as have been made or obtained under the Act.

              (iii) To such counsel's knowledge, immediately prior to the Closing Date, such Selling Securityholder has (i) good and valid record title to the Shares to be sold by such Selling Securityholder, free and clear of all security interests, pledges, liens, encumbrances, equities, charges and claims whatsoever, and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver the Shares to be sold by such Selling Securityholder to the Underwriters on the Closing Date. Upon the delivery of and payment for the Shares to be sold by such Selling Securityholder, such Selling Securityholder will deliver good and marketable title thereto, free and clear of all security interests, pledges, liens, encumbrances, equities, charges and claims whatsoever to each of the Underwriters who have purchased such Shares in good faith and without notice of any such security interests, pledges, liens, encumbrances, equities, charges and claims.

              In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

         (b)(5) At the Closing Date you shall have received the opinion of ______________, counsel for Jeffrey R. Tollefson (a Selling Securityholder listed on Schedule II hereto), dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                   (i) Each of this Agreement and the Power of Attorney and Custody Agreement has been duly executed and delivered by or on behalf of such Selling Securityholder, and the Power of Attorney and Custody Agreement constitutes a valid and binding agreement of such Selling Securityholder in accordance with its terms, except, in the case enforceability, as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws or except as provisions as to the irrevocability of the Power of Attorney and Custody Agreement may be limited by applicable laws upon the death or incapacity of a Selling Securityholder. To such counsel's knowledge, no event has occurred that would cause the revocation of the Power of Attorney and Custody Agreement.


                   (ii) The execution, delivery and performance of this Agreement or the Power of Attorney and Custody Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Securityholder pursuant to, any material agreement, instrument, franchise, license or permit certified to such counsel by such Selling Securityholder or an officer or representative thereof to which such Selling Securityholder is a party or by which such Selling Securityholder's properties or assets may be bound, (ii) with respect to any Selling Securityholder which is a trust, violate or conflict with any provision of the declaration of trust of such Selling Securityholder, (iii) with respect to any Selling Securityholder which is a partnership, violate or conflict with any provision of the agreement of limited partnership of such Selling Securityholder, or (iv) violate or conflict with any judgment, decree, order, statute, rule or regulation certified to such counsel by such Selling Securityholder or an officer or representative thereof of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Securityholder or any of its properties or assets. To such counsel's knowledge, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Securityholder or any of its properties or assets is required for the execution, delivery and performance of this Agreement or the Power of Attorney and Custody Agreement or the consummation of the transactions contemplated hereby or thereby, including the sale and delivery of the Shares to be sold and delivered by such Selling Securityholder hereunder, except for such as may be required by the NASD or under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and such as have been made or obtained under the Act.

              (iii) To such counsel's knowledge, immediately prior to the Closing Date, such Selling Securityholder has (i) good and valid record title to the Shares to be sold by such Selling Securityholder, free and clear of all security interests, pledges, liens, encumbrances, equities, charges and claims whatsoever, and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver the Shares to be sold by such Selling Securityholder to the Underwriters on the Closing Date. Upon the delivery of and payment for the Shares to be sold by such Selling Securityholder, such Selling Securityholder will deliver good and marketable title thereto, free and clear of all security interests, pledges, liens, encumbrances, equities, charges and claims whatsoever to each of the Underwriters who have purchased such Shares in good faith and without notice of any such security interests, pledges, liens, encumbrances, equities, charges and claims.

              In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

         (c) At the Closing Date you shall have received the opinion of Ronald Bendalin, General Counsel to the Company, dated the Closing Date addressed to the several Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that each of the Company and its subsidiaries has obtained all Licenses as are necessary or required for the ownership, leasing and operation of its properties and the conduct of its business as now being conducted.

         (d) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to you and to Underwriters' Counsel, and the Underwriters shall have received from Underwriters' Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as you may reasonably require, and the Company and the Selling Securityholders shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (e) At the Closing Date you shall have received a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company dated the Closing Date to the effect that (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the Closing Date the representations and warranties of the Company set forth in
Section 1A hereof are accurate, (iii) as of the Closing Date the obligations of the Company to be performed hereunder on or prior thereto have been duly performed and (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a material adverse change, in the business, prospects, properties, operations, condition (financial or other), or results of operations of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus.

         (f) At the Closing Date you shall have received a certificate of each Selling Securityholder dated the Closing Date to the effect that (i) as of the date hereof and as of the Closing Date the representations and warranties of such Selling Securityholder set forth in Section 1B hereof are accurate and (ii) as of the Closing Date the obligations of such Selling Securityholder to be performed hereunder on or prior thereto have been duly performed.

         (g) At the time this Agreement is executed, you shall have received a letter from E&Y, independent auditors for the Company dated as of the date of this Agreement (the "Original Letter"), addressed to the Underwriters and in form and substance satisfactory to you, to the effect that: (i) they are independent certified auditors with respect to the Company within the meaning of the Act and the Regulations and stating that the answer to Item 10 of the Registration Statement is correct insofar as it relates to them; (ii) stating that, in their opinion, the consolidated financial statements of the Company included in the Registration Statement and the Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations of the Commission thereunder; (iii) on the basis of procedures, not constituting an examination in accordance with generally accepted auditing standards, set forth in detail in the Original Letter, including the procedures specified by the American Institute of Certified Public Accounts as described in SAS 71, INTERIM FINANCIAL INFORMATION, a reading of the minutes of meetings and consents of the shareholders and boards of directors of the Company and the committees of such board subsequent to September 30, 1996, inquiries of officers and other employees of the Company who have responsibility for financial and accounting matters of the Company with respect to transactions and events subsequent to September 30, 1996 and other procedures and inquiries as may be specified in the Original Letter to a date not more than five days prior to the date of the Original Letter, nothing has come to their attention that would cause them to believe that: (A) the unaudited consolidated income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items are not fairly presented in conformity with GAAP applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus; (B) the unaudited consolidated financial statements which were not included in the Prospectus but from which were derived any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (A) were not determined on a basis substantially consistent with the basis for the audited financial statements included in the Prospectus; (C) as of (I) December 31, 1996 and (II) a specified date not more than five days prior to the date of the Original Letter, there have been any changes in the capital stock, warehouse financing facilities, term line, notes payable, subordinated notes payable to affiliates or other debt or indebtedness of the Company or decreases in total assets, excess servicing receivable or stockholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet presented in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in the Original Letter; and (D) for the periods from (I) the date of the latest financial statements included in the Prospectus to December 31, 1996 and (II) January 1, 1997 to the specified date referred to in Clause (C)(II), there were any decreases, as compared with the corresponding period in the prior fiscal year, in gain on sale of loans, net, total revenues, or total or per share net income, except for decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in the Original Letter; and (iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, and other financial information pertaining to the Company and its subsidiaries set forth in the Registration Statement and the Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such amounts, numbers, percentages, and information may be derived from the general accounting, financial or other records of the Company and its subsidiaries or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by you set forth in such letter, and found them to be in agreement. At the Closing Date and, as to the Additional Shares, the Option Closing Date, E&Y shall have furnished to you a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the Original Letter, that nothing has come to their attention during the period from the date of the Original Letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, which would require any change in the Original Letter if it were required to be dated and delivered at the Closing Date or the Option Closing Date, as the case may be.

         (h) Prior to the Closing Date the Company and each Selling Securityholder shall have furnished to you such further information, certificates and documents as you may reasonably request.

         (i) You shall have received from each person who is a director or executive officer of the Company and such shareholders as have been heretofore designated by you and listed on Schedule III hereto an agreement to the effect that such person will not, directly or indirectly, without your prior written consent, sell, offer or agree to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of an option to purchase or other disposition) of any shares of capital stock of the Company (or any securities convertible into, exercisable for or exchangeable or exercisable for shares of capital stock of the Company) for a period of 90 days after the date of the Prospectus, except for the Shares to be sold pursuant hereto and except for the exercise of outstanding options. You shall have received copies of the Company's instructions to KeyCorp Shareholder Services, Inc., its transfer agent, to institute a stop transfer order with respect to all of the shares of Common Stock and the Company's Non-Voting Common Stock subject to the agreements referred to in the prior sentence and with respect to 2.4 million shares currently held by Farm Bureau Life Insurance Company and Farm Bureau Mutual Insurance Company.

         (j) At the Closing Date, the Shares shall have been approved for quotation on the Nasdaq National Market.

         If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be canceled by you at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be canceled by you at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone, telex or telegraph, confirmed in writing.

    7.   INDEMNIFICATION.

         (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein; PROVIDED, FURTHER that such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage, liability or action purchased Shares which are the subject thereof to the extent that any such loss, liability, claim, damage or expense (i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (or any amendment or supplement thereto), unless such failure to deliver the Prospectus (as amended or supplemented) was the result of noncompliance by the Company with Section 4(c). This indemnity agreement will be in addition to any liability which the Company may otherwise have including under this Agreement.

         (b) Each Selling Securityholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that no Selling Securityholder will be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein; PROVIDED, FURTHER that such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage, liability or action purchased Shares which are the subject thereof to the extent that any such loss, liability, claim, damage or expense
(i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (or any amendment or supplement thereto), unless such failure to deliver the Prospectus (as amended or supplemented) was the result of noncompliance by the Company with Section 4(c); PROVIDED, FURTHER, that each Selling Securityholder will be liable in any such case only to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged untrue statement or omission made in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof in reliance upon and in conformity with written information furnished to the Company by such Selling Securityholder expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability which each Selling Securityholder may otherwise have including under this Agreement. The liability of each Selling Securityholder under this
Section 7(b) shall be limited to an amount equal to the initial public offering price of the Shares sold by such Selling Securityholder to the Underwriters.
The Company and each Selling Securityholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible. The Company and each Underwriter acknowledge that the statements set forth under the captions "Principal and Selling Stockholders" and "Certain Relationships and Related Party Transactions" in the Prospectus constitute the only information furnished in writing by or on behalf of any Selling Securityholder expressly for use in the registration statement relating to the Shares as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

         (c) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and each Selling Securityholder against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), jointly or severally, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein; PROVIDED, HOWEVER, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have including under this Agreement. The Company and each Selling Securityholder acknowledge that the statements set forth in the last paragraph of the front cover page, the third and fourth paragraphs on the inside front cover page, and the third paragraph under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriters expressly for use in the registration statement relating to the Shares as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

         (d)  Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

    8. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, the Selling Securityholders and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, any of the Selling Securityholders and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company, the Selling Securityholders and the Underwriters from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Securityholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Securityholders and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Securityholders and (y) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Securityholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Securityholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Securityholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, each person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, and each person, if any, who controls a Selling Securityholder within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Selling Securityholders, subject in each case to clauses (i) and (ii) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; PROVIDED HOWEVER, that such consent was not unreasonably withheld.

    9.   DEFAULT BY AN UNDERWRITER.

         (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, as the case may be, which all Underwriters have agreed to purchase hereunder, then such Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in Schedule 1 hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

         (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within 5 calendar days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Section 5, 7(a) and 8 hereof) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

         (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with the like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

    10. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of the Underwriters, the Company and the Selling Securityholders contained in this Agreement, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8 and 11(d) hereof shall survive the termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

    11.  EFFECTIVE DATE OF AGREEMENT; TERMINATION.

         (a) This Agreement shall become effective upon the later of when (i) you and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If either the initial public offering price or the purchase price per Share has not been agreed upon prior to 5:00 p.m., New York time, on the fifth business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you or by you notifying the Company. Notwithstanding the foregoing, the provisions of this
Section 11 and Sections 1, 5, 7 and 8 hereof shall at all times be in full force and effect.

         (b) You shall have the right to terminate this Agreement at any time prior to the Closing Date or the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (A) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or
(B) if trading on the New York or American Stock Exchanges or the Nasdaq National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York or American Stock Exchanges or the Nasdaq National Market or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by a state or federal authority or if any new restriction materially adversely affecting the distribution of the Shares shall have become effective; or (D) (i) if the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been such change in political, financial or economic conditions if the effect of any such event in (i) or (ii) as in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus; or (E) if any downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) shall have occurred; or
(F) if trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market.

         (c) Any notice of termination pursuant to this Section 11 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

         (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 9 or 11(a) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or a Selling Securityholder to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by you, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

    12. NOTICE. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, or telexed or telegraphed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, N.Y. 10167, Attention: Steven L. Begleiter; if sent to the Company, shall be mailed, delivered, or telegraphed and confirmed in writing to the Company, RAC Financial Group, Inc., 1250 West Mockingbird Lane, Dallas, Texas 75247, Attention: General Counsel.

    13. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the Selling Securityholders and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

    14. GOVERNING LAW. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     (b) THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA SITTING IN THE CITY OF NEW YORK IN ANY ACTION PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD IN ANY SUCH NEW YORK STATE OR FEDERAL COURT. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING AND APPOINTS CT CORPORATION TRUST SYSTEM WITH AN OFFICE AT 1633 BROADWAY, NEW YORK, NEW YORK 10019 AS ITS AUTHORIZED AGENT UPON WHOM PROCESS MAY BE SERVED IN ANY ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT WHICH MAY BE INSTITUTED IN ANY SUCH COURT. THE COMPANY REPRESENTS AND WARRANTS THAT SUCH AGENT HAS AGREED TO ACT AS ITS AGENT FOR SERVICE OF PROCESS AND AGREES TO TAKE ANY AND ALL ACTIONS INCLUDING THE FILING OF ANY AND ALL DOCUMENTS OR INSTRUMENTS (INCLUDING THE APPOINTMENT OF ANY SUCCESSOR AGENT, AS NECESSARY) THAT MAY BE NECESSARY TO CONTINUE SUCH APPOINTMENT IN EFFECT.

NOTHING HEREIN SHALL BE CONSTRUED TO PREVENT OR IMPAIR THE RIGHT OF ANY INITIAL PURCHASER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER JURISDICTION.


     If the foregoing correctly sets forth the understanding between you and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                       Very truly yours,

                                       RAC FINANCIAL GROUP, INC.

                                       By:
                                          ----------------------------------
                                          Name:  Eric C. Green
                                          Title: Chief Financial Officer


                                          THE SELLING SECURITYHOLDERS


                                       By:
                                          ----------------------------------
                                          Name:  Eric C. Green
                                          Title: Attorney-in-Fact for each of
                                                 the Selling Securityholders
                                                 listed on Schedule II hereto.

Accepted as of the date first above written

BEAR, STEARNS & CO. INC.
KEEFE, BRUYETTE & WOODS, INC.
MONTGOMERY SECURITIES
PRUDENTIAL SECURITIES INCORPORATED

BY: BEAR, STEARNS & CO. INC.


By:
   ----------------------------------
   Name:  Steven M. Parish
   Title: Senior Managing Director

On its own behalf and on behalf of the other
Underwriters named in Schedule I hereto.


                                                     No. of Firm   No. of Firm
                                                     Shares to     Shares to
                                      No. of Firm    be            be
                                      Shares to      Purchased     Purchased     No. of Firm   No. of Firm   No. of Firm
                                      be             from BOCP II, from          Shares to be  Shares to be  Shares to be
                                      Purchased      Limited       Residential   Purchased     Purchased     Purchased
                                      from the       Liability     Funding       from Richard  from Robert   from Fairfax
                                      Company        Company       Corporation   R. Holsclaw   L. Knisely    Trust          Total
                                      -----------    -----------   ------------  ------------  -----------   ------------   ------
Bear, Stearns & Co. Inc.  . . . . . .
Keefe, Bruyette & Woods, Inc. . . . .
Montgomery Securities . . . . . . . .
Prudential Securities Incorporated  .







                                      No. of Firm
                                      No. of Firm   No. of Firm   Shares to
                                      Shares to     Shares to     be           No. of Firm    No. of Firm    No. of Firm
                                      be            be            Purchased    Shares to be   Shares to be   Shares to be
                                      Purchased     Purchased     from Frank   Purchased      Purchased      Purchased
                                      from Steven   from Larson   Capital      from Garrett   from Rick      from Jeffrey
                                      A. Rubin      White Trust   Co., LLC     O. White       Carlin         R. Tollefson   Total
                                      -----------   ------------  ----------   -------------  -------------  -------------  -----

Bear, Stearns & Co. Inc.  . . . . . .
Keefe, Bruyette & Woods, Inc. . . . .
Montgomery Securities . . . . . . . .
Prudential Securities Incorporated  .



                                     SCHEDULE II


                               SELLING SECURITYHOLDERS


                              Number of       Number of
                              Firm Shares     Additional Shares
Name                          to be Sold      to be Sold
----                          ----------      ----------

Banc One Capital
Holdings Corporation           80,000         625,000

BOCP II, Limited Liability    296,000               0
Company

Banc One Capital
Partners V, Ltd.               24,000               0

Residential Funding           125,000         125,000
Corporation

Richard R. Holsclaw           25,000                0

Robert L. Knisely             40,000                0

Fairfax Trust                 32,758                0

Steven A. Rubin               25,000                0

Larson White Trust            5,655                 0

Frank Capital Co., LLC        82,242                0

Garrett O. White              39,345                0

Rick Carlin                   20,000                0

Jeffrey R. Tollefson          5,000                 0

                                     SCHEDULE III

                                  LOCK-UP AGREEMENTS

Phillips Partnership

Daniel T. Phillips

Eric C. Green

G. B. Kline Residuary Trust

Banc One Capital Holdings Corporation

BOCP II, Limited Liability Company

Banc One Capital Partners V. Ltd.

John Fitzgerald

Daniel J. Jessee

Paul Seegers

Sheldon I. Stein

Residential Funding Corporation

Richard R. Holsclaw

Robert L. Knisely

Fairfax Trust

Steven A. Rubin

Larson White Trust

Frank Capital Co., LLC

Garrett O. White

Rick Carlin

Jeffrey R. Tollefson

Donald Rubin Children's Trust


                                        III-1